item77q1e
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                               ITEM 77Q1(e)
		New Investment Advisory Contract

Investment Advisory Agreement between Registrant and Dover Corporate Responsibility Management LLC adding Dover Long/Short Fund (this exhibit is incorporated by reference as filed as Exhibit (d) (16) in post-effective amendment No. 219 filed with the Securities and Exchange Commission via EDGAR on October 11, 2007, accession number 0001193125-07-216958) and is legally part of this Form N-SAR.